Exhibit 10.4

NO. C

                          COMMON STOCK PURCHASE WARRANT

      THIS COMMON STOCK PURCHASE WARRANT (this "Warrant") evidences that, for value received, the undersigned, _______________________, and his, her or its assignee(s) (the "HOLDER") is entitled, upon the terms and subject to the conditions hereafter set forth, to subscribe for and purchase from National Lampoon, Inc., a Delaware corporation (the "COMPANY"), ______________ post-split fully paid and nonassessable shares of the Company's Common Stock, par value $0.0001 per share (the "COMMON STOCK"). (The Company's Common Stock was split on September 15, 2004 so that each of the Company's stockholders received an additional share of Common Stock for each share of Common Stock he, she or it owned. The number of shares of Common Stock represented by this Warrant and the Exercise Price have been adjusted for the split, in accordance with Section 8 below.) The number and exercise price of the shares of Common Stock that may be purchased upon the exercise of this Warrant are subject to adjustment as provided herein.

      Section 1. EXERCISE PERIOD. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part and at any time or from time to time, on or after the issuance date of this Warrant and on or before the date that is four (4) years after the issuance date hereof (the "EXERCISE PERIOD"). Notwithstanding the foregoing, in the event of (a) the closing of the Company's sale or transfer of all or substantially all of its assets, or the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Company's capital stock such that the stockholders of the Company prior to such transaction own, directly or indirectly, less than fifty percent (50%) of the voting power of the surviving entity (an "ACQUISITION"), this Warrant shall, immediately following the consummation of such Acquisition, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described above, the Company shall use its best efforts to notify the holder of this Warrant at least thirty (30) days prior to the consummation of such event or transaction.

      Section 2. EXERCISE PRICE. The price per share for purchase of the Common Stock upon exercise of this Warrant shall be $1.77 per share (the "EXERCISE PRICE").

      Section 3. EXERCISE OF WARRANT.

            (a) During the Exercise Period, this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duty executed at the principal office of the Company and, except as otherwise provided in Section 16, upon payment of the Exercise Price of the shares thereby purchased (payment to be by check or bank draft payable to the order of the Company).

            (b) Upon exercise, the Holder shall be entitled to receive, within a reasonable time one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, for the number of shares of Common Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised,
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            (c) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

            (d) If an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company by whatever means or structure effected, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

            (e) In the event the exercise of this Warrant is consummated in connection with a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings), the Holder of this Warrant may exercise this Warrant and pay the applicable Exercise Price (i) through a "same day sale" commitment between such Holder and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER"), which commitment provides that the Holder irrevocably elects to exercise this Warrant and to sell a portion of the Common Stock so purchased to pay for the Exercise Price, and the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the Exercise Price directly to the Company, or (ii) through a "margin" commitment from the Holder of this Warrant and the NASD Dealer, the Holder irrevocably elects to exercise this Warrant and to pledge the Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the Exercise Price directly to the Company.

      Section 4. STATUS OF SHARES. The Company represents, warrants and covenants that all shares of Common Stock that are issued upon the exercise of rights represented by this Warrant will be fully paid, nonassessable, and free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      Section 5. CHARGES, TAXES, AND EXPENSES. The issuance of certificates in the name of the Holder for the Common Stock purchasable upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax in respect thereof. The Holder shall pay all stock transfer taxes, if any, in respect of any transfer of this Warrant or any Common Stock that may be purchased upon the exercise of this Warrant.


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      Section 6. NO RIGHTS AS SHAREHOLDER. Prior to the exercise of this Warrant and payment of the Exercise Price in accordance with Section 3, the holder shall not be entitled to any rights of a shareholder with respect to the Common Stock, including without limitation the right to vote such Common Stock, receive dividends or other distributions thereon or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this
Section 6 shall limit the right of the holder to be provided the notices required under this Warrant.

      Section 7. REGISTRATION RIGHTS. The rights of the Holder to register the Common Stock issuable upon exercise of this Warrant shall be as stated in the Series C Registration Rights Agreement dated as of the issuance date of this Warrant among the Holder, the Company and certain other persons a party thereto, as amended and modified from time to time.

      Section 8. Adjustments.

            (a) Adjustment of the Exercise Price for Stock Splits, Reverse Stock Splits, and Stock Dividends. In the event that the outstanding shares of Common Stock shall be subdivided (split) or combined (reverse split), by reclassification or otherwise, or in the event of any dividend payable on the Common Stock in shares of Common Stock, the applicable Exercise Price and the number of shares of Common Stock available for purchase under this Warrant in effect immediately prior to such subdivision, combination, or dividend shall be proportionately adjusted.

            (b) Adjustment for Capital Reorganizations. If at any time there shall be a capital reorganization of the Company's Common Stock or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, on exercise of this Warrant during the period specified in this Warrant and on payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment, as determined in good faith by the Board, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of shares purchasable on exercise of this Warrant, but without any change in the aggregate Exercise Price) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of this Warrant.

            (c) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of the Holder, furnish or cause to be furnished to the Holder, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.


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      Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to each Holder, at least ten days prior to the date specified for the taking of a record, a notice describing the proposed event and specifying the date on which any such record is to be taken for the purpose of such dividend or distribution

      Section 9. SALE OR TRANSFER OF THE WARRANT; LEGEND. This Warrant, and any shares of Common Stock of the Company purchased upon exercise of this Warrant, shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or (ii) such sale or transfer is exempt from the registration requirements of the Securities Act. Such Warrant and shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law. Each certificate representing any Warrant and any such share that has not been registered and that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend substantially in the following form, as appropriate:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). BY THE ACCEPTANCE HEREOF, THE HOLDER AGREES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

      Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act.

      Section 10. REPRESENTATIONS. The provisions respecting the making of representations regarding investment intent and investor suitability in, and that are required to be made by investors in the Company pursuant to Article 6 of the Preferred Stock and Warrant Purchase Agreement dated as of the issuance date of this Warrant among the Company, and various investors in the Company, are hereby incorporated in full herein by this reference with the same effect as if fully set forth herein, and are applicable to the purchase of this Warrant and to purchases of shares of Common Stock pursuant to the exercise of purchase rights hereunder.


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      Section 11. LOSS, THEFT, DESTRUCTION, OR MUTILATION OF WARRANT. Upon
receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction upon receipt of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation in lieu of this Warrant.

      Section 12. SATURDAYS, SUNDAYS, HOLIDAYS, AND SO FORTH. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a legal holiday.

      Section 13. AUTHORIZED SHARES. The Company covenants that during the period this Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant.

      Section 14. ISSUE DATE. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company.

      Section 15. GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of the Company and its stockholders. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and the Holder has accepted same as evidenced by his, her or its signature below, all of as of the issuance date of this Warrant, which is October 25, 2004.


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                                          "COMPANY"

                                          NATIONAL LAMPOON, INC.

                                          By__________________________________
                                            Douglas S. Bennett
                                            Executive Vice President

                                          "HOLDER"

                                          By:_________________________________


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                  NOTICE OF EXERCISE OF STOCK PURCHASE WARRANT

To: The Company

      1. Pursuant to the terms of the attached Warrant, the undersigned hereby elects to purchase ______ shares of Common Stock of National Lampoon, Inc., a Delaware corporation (the "COMPANY"), and tenders herewith payment of the purchase price of such shares in full.

      2. Please issue a certificate or certificates representing said shares of Common Stock, in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:

            [List names and addresses]








      3. In the event of partial exercise, please reissue an appropriate Warrant exercisable into the remaining shares

      4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. The undersigned further represents that such share shall not be sold or transferred unless either (a) they first shall have been registered under the Securities Act or (b) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirement.


Date:__________________________                 ________________________________
                                                Warrant Holder


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